UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2014

MineralRite Corporation
(Exact name of Registrant as Specified in its Charter)

Nevada	000-27739	90-0315909
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

55 South Geneva Road
  Lindon, Utah  84042
 (Address of Principal Executive Offices including Zip Code)

(801) 796-8944
 (Registrant’s Telephone Number, including Area Code)

_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On August 12, 2014, MineralRite Corporation (the “Registrant” or the “Company”) notified Bongiovanni & Associates, CPA's (“Bongiovanni”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Bongiovanni as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors on August 12, 2014.  Except as noted in the paragraph immediately below, the reports of Bongiovanni on the Company’s financial statements for the year ending December 31, 2013  did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Bongiovanni on the Company’s financial statements as of and for the year ending December 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has net losses and has a working capital deficit, which raises doubt about its ability to continue as a going concern.

During the year ending December 31, 2013 and through August 11, 2014, the Company has not had any disagreements with Bongiovanni on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements that, if not resolved to Bongiovanni’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the year ending December 31, 2013  and through August 12, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bongiovanni with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Bongiovanni is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On August 12, 2014  (the “Engagement Date”), the Company engaged L.L.Bradford, CPA's  as its independent registered public accounting firm for the Company’s period ended June 30, 2014. The decision to engage L.L.Bradford as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with L.L.Bradford regarding either:

1.     the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that L.L.Bradford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.     any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits:

16.1 - Auditors Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 16, 2014

MINERALRITE CORPORATION

By:	/s/ Guy Peckham
Name:	Guy Peckham
Title:	Chief Executive Officer